                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-06017
                                   ---------------------------------------------

                         The European Warrant Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

330 Madison Avenue, New York, NY                                10017
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip code)

                                  Michael Quain
                     330 Madison Avenue, New York, NY 10017
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  212-297-3600
                                                    ------------------

Date of fiscal year end:  03/31/2004
                         --------------------------
                           04/01/2003-

Date of reporting period:  03/31/2004
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

THE EUROPEAN WARRANT FUND, INC.

ANNUAL REPORT
MARCH 31, 2004

[EWF LOGO]

THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Stockholder:

     In mid-January, I conveyed to you that the Board of Directors ( the "Board") had concluded that The European Warrant Fund's ( the "Fund") current investment strategy of outperforming European equity markets in bullish markets was unlikely to be realized in the future. After considering a number of alternatives, the Board, subject to stockholder approval, determined it was in the best interest of the Fund and its stockholders to convert the Fund from a closed-end to open-end fund structure and change the principal investment strategy to a global equity policy.

     A proxy was sent to stockholders of record on February 11, 2004 and stockholders have responded positively to the proposals. In fact, at the stockholder meeting which occurred on March 24, 2004, a majority of the outstanding shares voted in favor of the Board's recommendations. The proxy also asked stockholders to alter the Board's classified structure and to elect directors for an indefinite, rather than a three-year term. The intent was to conform the Board's structure to that of a traditional open-end mutual fund. This proposal, however, required a 75% vote . Therefore, to date, neither this proposal nor the proposals that were contingent upon its approval have succeeded. After two adjournments of the stockholders meeting, the Board met again in an attempt to achieve the solution desired by the vast majority of stockholders. As a result, the Board determined to clarify the vote required to open-end the Fund.

     On June 3, 2004, the stockholders meeting will reconvene. As of today, nearly 69% of all outstanding shares have been voted with approximately 93% of the voted shares favoring the Board's recommendation. Stockholders have the opportunity to change their votes until the meeting reconvenes by contacting D.F. King & Co., Inc. the Fund's proxy solicitation agent at 1-866-342-4881. If the voting results remain substantially the same, we expect that the proposals to open-end the Fund and change its investment objective will be approved. Thereafter, action will be taken to delist the Fund's shares from the New York Stock Exchange and stockholders who wish to do so, may redeem their shares at net asset value ("NAV"). Despite the fact that a 2% redemption fee will be imposed on redemptions as a tool to discourage short-term and frequent trading, such a fee will not be imposed on shares held at the time of the conversion to an open-end fund. The Board feels strongly that current Fund stockholders should be afforded immediate liquidity.

     During the fiscal year ended March 31, 2004 ("Reporting Period"), the Fund continued to operate under its current strategy. During the greater part of the Reporting Period, portfolio management took a market neutral position. The Fund's leverage was low, averaging approximately 1.00 over the Reporting Period and exposure to single issuers was limited. In fact, at the end of the Reporting Period, 100% of the Fund's investments were in index options on the DAX, SMI and Pan-European indices. On the sector side, the Fund has been overweight resources and oil companies. The holding in the DJ Stoxx energy Index has been a positive contributor to performance following the strong rise in crude oil prices since October 2003.


Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at market and do not take into account any adjustment for taxes payable on reinvested distributions. Performance data for the Fund reflects expense waivers in effect. Without such waivers, total returns for the Fund would have been lower. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Indices do not incur expenses and are not available for investment.

     As of the end of the Reporting Period, however, the Fund's performance remained poor. Its annualized total returns based on NAV for the one, three, five, and ten year periods were 4.98%, (30.65%), (28.75%), and (4.99%), respectively. Based on market price, the Fund's performance was 19.80%, (29.26%), (25.09%), and (4.05%) over the same periods. When compared to its benchmark, the Financial Times/Standard & Poor's Actuaries Europe Index in the U.S., the Fund's NAV over the same periods under performed its benchmark which posted returns of 50.38%, 0.45%, (1.99%) and 6.80%. The reason for the Reporting Period underperformance is primarily related to the Fund's low delta level during the equity market rebound in the second and third quarters of 2003 together with volatility decline during the same period. During the second half of the Reporting Period the Fund's NAV did slightly outperform its benchmark by posting a return of 21.63% compared to the benchmark return of 20.37%. The benchmark is a broad index of the European equity markets in U.S. Dollars which includes the major European countries including the United Kingdom, but excluding Eastern Europe. The Fund is a unique product, which invests primarily in warrants of Western European companies or indices comprised of Western European companies. In view of the fact that neither the Fund's benchmark nor any other benchmark composite includes warrants as part of its index, it is important to bear in mind the correlation between the Fund and its benchmark is imperfect.

     We would like to refer stockholders to the website of the Fund, www.europeanwarrantfund.com. Stockholders visiting the address can find detailed information such as the current share price, net asset value, premium, discount and delta. In addition, the website can be a useful tool for stockholders to read recent press releases on the Fund as well as helpful stockholder information and guidance on issues related to the open-end conversion if it does occur.

     Despite the disappointing performance results, I am hopeful about the Fund's new direction if the stockholders approve the conversion to an open-end Fund. As an open-end Fund with a global equity mandate, the Fund will be managed by Brett Gallagher and Rudolph-Riad Younes of Julius Baer Investment Management, LLC, who have demonstrated solid performance results in the firm's global equity mandate. Consequently, we look forward to a brighter future in the days to come for stockholders and are grateful to our stockholders for their continued support.

                                      Sincerely,

                                      /s/ Michael Quain
                                      Michael Quain
                                      President and Chief Executive Officer

                                      May 18, 2004

     The views expressed in this stockholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This stockholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Stockholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                   (UNAUDITED)

[CHART]

                               COUNTRY WEIGHTINGS+

Multinational               56%
Germany                     27%
Switzerland                 17%

March 31, 2004

[CHART]

                               SECTOR WEIGHTINGS+

Index Warrants              100%

March 31, 2004

MISCELLANEOUS

Average Life of Derivatives (3/31/04)                                  1.34 years
Average Gearing (3/31/04)++                                            1.10 times
Average Premium (3/31/04)                                              0.03%
Average Annual Premium (3/31/04)                                       0.12%
Year to Date Total Return* (1/1/04-3/31/04)                           (1.56%)
One Year Total Return* (4/1/03-3/31/04)                                4.98%
Three Year Total Return* (4/1/01-3/31/04)                            (30.65%)
Five Year Total Return* (4/1/99-3/31/04)                             (29.75%)
Ten Year Total Return* (4/1/94-3/31/04)                               (4.99%)
Average Annual Total Return Since Inception*
(7/17/90-3/31/04)                                                     (1.35%)

WARRANT CHARACTERISTICS

The cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying instrument with a relatively low capital investment with corresponding risk. Currently, the underlying equity exposure of a Fund share is approximately 0.94 times the value of the share.

WARRANT HOLDINGS AT MARCH 31, 2004

                                                         MARKET VALUE       PERCENTAGE+
1 Dow Jones Energy STOXX (EXA),
  STK 135, expires 10/28/04                              $  7,797,100         22.85%
2 Dow Jones EURO STOXX 50 (JPM)
  expires 9/10/07                                           6,817,937         19.98%
3 Swiss Market Index (ZKB), STK 3000,
  expires 12/17/06                                          5,602,873         16.42%
4 Dax Discount (CITI), STK 2800,
  expires 6/18/04                                           5,472,046         16.03%
5 Dow Jones EURO Stoxx 50 Discount
  (DB), STK 2700, expires 12/17/04                          4,606,532         13.50%
6 Dax Discount (SALO), STK 3200,
  expires 9/24/04                                           3,829,867         11.22%

Currency Hedge at March 31, 2004                                       0.00%

                                GLOSSARY OF TERMS

Annual Premium:     The premium divided by the number of years until expiration of the warrant.
Gearing:            The value of the number of shares underlying each warrant
                    compared to the value of the warrants. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.
Premium:            The amount by which the sum of a warrant's exercise price
                    and purchase price exceeds the current stock price (in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a percentage of the current stock price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Investments.
++The average gearing is based on the derivative portion of the portfolio.

THE EUROPEAN WARRANT FUND, INC.
PORTFOLIO OF INVESTMENTS
(PERCENTAGES OF TOTAL NET ASSETS)
MARCH 31, 2004

     SHARE                                                        VALUE
    AMOUNT                                                       (NOTE 1)
---------------                                                ------------
WARRANTS--92.4%
[ALL NON-INCOME PRODUCING SECURITIES]
                  MULTINATIONAL--52.0%
         46,000   Dow Jones Energy Stoxx
                    (EXA), STK 135,
                    expires 10/28/04                           $  7,797,100
          2,000   Dow Jones EURO Stoxx
                    50 (JPM), expires
                    9/10/07                                       6,817,937
        150,000   Dow Jones EURO Stoxx
                    50 Discount (DB), STK
                    2700, expires
                    12/17/04                                      4,606,532
                                                               ------------
                                                                 19,221,569
                                                               ------------
                  GERMANY--25.2%
        160,000   Dax Discount (CITI),
                    STK 2800, expires
                    6/18/04                                       5,472,046
        100,000   Dax Discount (SALO),
                    STK 3200, expires
                    9/24/04                                       3,829,867
                                                               ------------
                                                                  9,301,913
                                                               ------------
                  SWITZERLAND--15.2%
      1,400,000   Swiss Market Index (ZKB),
                    STK 3000, expires
                    12/17/06                                   $  5,602,873
                                                               ------------
                  TOTAL WARRANTS
                    (Cost $27,931,620)                           34,126,355
                                                               ------------

TOTAL INVESTMENTS--92.4%
  (Cost $27,931,620)                                             34,126,355
OTHER ASSETS AND LIABILITIES (NET)--7.6%                          2,803,179
                                                               ------------
TOTAL NET ASSETS--100.00%                                      $ 36,929,534
                                                               ============

                 See accompanying notes to financial statements.

THE EUROPEAN WARRANT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004

ASSETS:
   Investments, at value (Cost $27,931,620) (Note 1)                                    $    34,126,355
   Foreign currency, at value (Cost $3,034,271) (Note 1)                                      3,022,795
   Tax reclaim receivable                                                                           947
   Prepaid expenses and other assets                                                             20,847
                                                                                        ---------------
       Total assets                                                                          37,170,944
                                                                                        ---------------

LIABILITIES:
   Due to bank                                                                                      300
   Investment advisory fee payable (Note 2)                                                      31,947
   Accrued expenses and other payables                                                          209,163
                                                                                        ---------------
       Total liabilities                                                                        241,410
                                                                                        ---------------
TOTAL NET ASSETS                                                                        $    36,929,534
                                                                                        ===============

NET ASSETS CONSIST OF (NOTE 1):
   Par value                                                                            $        14,585
   Paid-in capital in excess of par value                                                   174,138,003
   Accumulated net realized loss on investments and foreign currency                       (143,406,574)
   Net unrealized appreciation on investments and translation of net other
     assets in foreign currencies                                                             6,183,520
                                                                                        ---------------
TOTAL NET ASSETS (equivalent to $2.53 per share based on 14,585,366 shares of common stock outstanding from 100,000,000 authorized with $0.001 par
   value)                                                                               $    36,929,534
                                                                                        ===============

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME:
   Interest                                                                             $           374
                                                                                        ---------------
       Total investment income                                                                      374
                                                                                        ---------------

EXPENSES:
   Investment advisory fee (Note 2)                                                             421,191
   Administration and custodian fees                                                            209,540
   Legal and audit fees                                                                         160,436
   Printing and postage expense                                                                 111,558
   Shareholders servicing fee (Note 2)                                                           84,238
   Insurance expense                                                                             75,194
   Transfer agent fees                                                                           60,000
   Directors' fees and expenses (Note 2)                                                         34,250
   Other                                                                                         52,771
                                                                                        ---------------
       Total expenses                                                                         1,209,178
         Less: Custodian offset arrangement (Note 2)                                            (19,833)
               Shareholder servicing fees waived (Note 2)                                       (84,238)
                                                                                        ---------------
       Net expenses                                                                           1,105,107
                                                                                        ---------------
NET INVESTMENT LOSS                                                                          (1,104,733)
                                                                                        ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   (Notes 1 and 3)
   Net realized gain (loss) on:
     Securities transactions                                                                 (6,167,140)
     Written options transactions                                                              (145,624)
     Forward foreign currency contracts                                                         220,370
     Foreign currencies and net other assets                                                    114,776
                                                                                        ---------------
           Net realized loss on investments and foreign currency                             (5,977,618)
                                                                                        ---------------
   Net change in unrealized appreciation or depreciation of:
     Securities                                                                               8,830,477
     Written options                                                                            181,086
     Foreign currencies and net other assets                                                   (121,807)
                                                                                        ---------------
           Net change in unrealized appreciation of investments and
             translation of net other assets in foreign currencies                            8,889,756
                                                                                        ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                               2,912,138
                                                                                        ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $     1,807,405
                                                                                        ===============

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED          YEAR ENDED
                                                                     MARCH 31, 2004      MARCH 31, 2003
                                                                    ----------------    ----------------
CHANGE IN NET ASSETS FROM OPERATIONS

Net investment loss                                                 $     (1,104,733)   $       (909,753)
Net realized loss on investments and foreign currency                     (5,977,618)        (22,428,556)
Net change in unrealized appreciation (depreciation) of
  investments and translation of net other assets in
  foreign currencies                                                       8,889,756          (3,186,558)
                                                                    ----------------    ----------------
Net increase (decrease) in net assets resulting from operations            1,807,405         (26,524,867)
    Distributions to shareholders from net investment income                      --            (394,680)
                                                                    ----------------    ----------------
Net increase (decrease) in net assets                                      1,807,405         (26,919,547)

NET ASSETS:

  Beginning of period                                                     35,122,129          62,041,676
                                                                    ----------------    ----------------

  End of period (including accumulated net investment
    income (loss) of $0 and $(110,391),
    respectively)                                                   $     36,929,534    $     35,122,129
                                                                    ================    ================

                 See accompanying notes to financial statements.

THE EUROPEAN WARRANT FUND, INC.
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                       YEAR ENDED
                                                       ---------------------------------------------------------------------------
                                                        MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                          2004            2003            2002            2001            2000
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year                     $      2.41     $      4.25     $      7.66     $     23.00     $     18.52
                                                       -----------     -----------     -----------     -----------     -----------
Income (Loss) from investment operations:
  Net investment loss(1)(2)                                  (0.08)          (0.06)          (0.07)          (0.14)          (0.11)
  Net realized and unrealized gain (loss) on
    investments and foreign currency(2)                       0.20           (1.75)          (3.34)         (13.33)           8.41
                                                       -----------     -----------     -----------     -----------     -----------
    Total income (loss) from investment operations            0.12           (1.81)          (3.41)         (13.47)           8.30
                                                       -----------     -----------     -----------     -----------     -----------
Capital effect of dividend reinvestment                         --              --              --           (0.27)          (0.47)
Less distributions:
  Distributions from net investment income                      --           (0.03)             --              --              --
  From net realized gains on investments                        --              --              --           (1.60)          (3.35)
                                                       -----------     -----------     -----------     -----------     -----------
    Total distributions                                         --           (0.03)             --           (1.60)          (3.35)
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                           $      2.53     $      2.41     $      4.25     $      7.66     $     23.00
                                                       ===========     ===========     ===========     ===========     ===========
MARKET VALUE, END OF YEAR                              $     2.360     $     1.970     $     3.970     $     6.750     $    17.375
                                                       ===========     ===========     ===========     ===========     ===========
  Total return                                               19.80%         (49.75)%        (41.19)%        (54.60)%         46.77%
                                                       ===========     ===========     ===========     ===========     ===========
Ratios/Supplemental data:
  Net assets, end of year (000's)                      $    36,930     $    35,122     $    62,042     $   111,737     $   306,738
  Ratio of net investment loss to average net assets         (3.25)%         (2.21)%         (1.11)%         (0.84)%         (0.55)%
  Ratio of net expenses to average net assets(4)              3.31%           2.93%           2.13%           1.61%           1.60%
  Ratio of net expenses to average net assets(3)              3.25%           2.82%           1.85%           1.48%           1.54%
  Portfolio turnover rate                                      605%           1024%            778%            216%             65%

----------
(1) The net expenses of the Fund reflect a waiver of fees by an affiliate of the investment adviser. Had such action not been taken, the net loss per share and the operating expense ratios would have been:

     Net investment loss per share                     $     (0.08)    $     (0.07)    $     (0.08)    $     (0.18)    $     (0.18)
       Ratio of net expenses to average net
         assets(3)                                            3.50%           3.07%           2.10%           1.86%           1.85%
       Ratio of gross expenses to average net
         assets(4)                                            3.56%           3.18%           2.38%           1.99%           1.91%

(2)  Based on average shares outstanding during the period.

(3)  Ratio of expenses after expense offset arrangement.

(4)  Ratio of expenses before expense offset arrangement.

                 See accompanying notes to financial statements.

THE EUROPEAN WARRANT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

     The Fund's investments in European warrants involve certain considerations not typically associated with investments in securities of U.S. companies or the United States government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

     The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          PORTFOLIO VALUATION: All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the quoted closing price. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith according to procedures established by the Fund's Board of Directors. In making this determination, the Fund's Valuation Committee will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Fund's Valuation Committee may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

          WARRANTS: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

          REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          FOREIGN CURRENCY: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the unrealized appreciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          OPTIONS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

          OVER-THE-COUNTER OPTIONS: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, if any, and any net realized long-term capital gains in excess of net realized short-term capital losses. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole. For financial statement presentation purposes, the components of net assets in the Statement of Assets and Liabilities have been adjusted to reflect their tax basis attributes.

          FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's weekly average net assets. The Fund pays Julius Baer Asset Management Ltd., Zurich, an affiliate of the adviser, 0.25% of the value of the Fund's weekly average net assets for shareholder servicing and other services all of which was waived during the year ended March 31, 2004.

     No director, officer or employee of the Adviser or any affiliates of the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund.

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's administration and custodian fees are reduced when the Fund maintains cash on deposit at the custodian. For the year ended March 31, 2004 custodian fees were reduced by $19,833.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2004 amounted to $189,808,623 and $192,571,709, respectively.

     Activity in written options for the year ended March 31, 2004 was as follows:

                                                                    NUMBER OF
                                                    PREMIUM         CONTRACTS
                                                 -------------    -------------
     Options outstanding at March 31, 2003       $     575,966           31,000
     Options written                                   294,908           46,000
     Options closed                                   (870,874)         (77,000)
                                                 -------------    -------------
     Options outstanding at March 31, 2004       $           0                0
                                                 =============    =============

     At March 31, 2004, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $6,508,951 and $314,216, respectively. Tax cost for investment securities at March 31, 2004 was $27,931,620.

     At March 31, 2004, the unrealized depreciation on assets and liabilities denominated in foreign currency was $11,215.

4. FEDERAL TAX INFORMATION

     At March 31, 2004, the Fund had $14,562,281, $92,632,637, $28,922,938 and
$7,288,718 available as capital loss carryforwards which expire in 2009, 2010, 2011 and 2012, respectively.

     As of March 31, 2004, the components of Distributable Earnings on a tax basis were as follows:

     Undistributed/Overdistributed Ordinary Income              $             0
     Unrealized Appreciation/Depreciation                       $     6,183,520
     Capital and Other Losses                                   $  (143,406,574)

     Income dividends and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended March 31, 2004 and March 31, 2003, the tax basis of distributions paid from ordinary income were $0 and $394,680, respectively.

5. SUBSEQUENT EVENTS

     A Special Meeting of the Stockholders ("Special Meeting") of the Fund was held on March 24, 2004. The Special Meeting was adjourned until April 28, 2004 to permit stockholders further time to respond to the solicitation of proxies. The purpose of the Special Meeting is to ask stockholders to consider the approval of the conversion of the Fund from a closed-end investment company to an open-end investment company and, contingent upon the approval of such conversion: the election of directors for an indefinite term of office, the approval of revisions to the investment objective and certain fundamental investment policies of the Fund, the approval of a 12b-1 plan, and the approval of a new investment advisory agreement. These proposals are more fully described in the Proxy Statement, dated February 11, 2004 (the "Proxy").

     At the reconvened Special Meeting held on April 28, 2004, 62.887% of the Fund's outstanding shares entitled to vote at the Special Meeting voted in favor of Proposal 2, the proposal to open-end the Fund and make certain amendments to the Fund's Articles of Incorporation (the "Charter"). However, because Proposal 2 did not receive the affirmative vote of 75% of the outstanding shares entitled to vote, the meeting was further adjourned until June 3, 2004, in order to allow further solicitation of proxies.

     On May 18, 2004, the Fund issued a press release announcing a modification to the Proxy, in connection with the Special Meeting. The purpose of the modification is to clarify the stockholder vote required to approve the items in Proposal 2, the proposal to open-end the Fund and make certain amendments to the Fund's Articles of Incorporation (the "Charter").

     Currently, the Proxy states that 75% of the outstanding shares of the Fund is required to approve all items in Proposal 2. In fact, under the Charter and Maryland corporate law, a majority vote is sufficient to open-end the Fund provided that 75% of the Continuing Directors (as defined in the Charter) approve. All of the Directors approved the proposal to open-end the Fund. Therefore, if a majority of the outstanding shares approves Proposal 2, the proposal to open-end the Fund will pass.

     Furthermore, under the Charter a majority vote is also sufficient to approve certain proposed amendments to the Charter. These amendments will also pass if a majority of the outstanding shares approves Proposal 2. Other amendments included in Proposal 2 require the approval of 75% of the outstanding shares and will not pass unless such vote is obtained.

     In connection with this modification of the Proxy, stockholders who have already voted will have the opportunity to change their vote up to the reconvening of the Special Meeting on June 3, 2004.

THE EUROPEAN WARRANT FUND, INC.
INDEPENDENT AUDITORS' REPORT

The Board of Directors
The European Warrant Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The European Warrant Fund, Inc., including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The European Warrant Fund, Inc. as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
May 18, 2004

THE EUROPEAN WARRANT FUND, INC.
ADDITIONAL INFORMATION (UNAUDITED)

     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, the Adviser employs Peter Reinmuth as Portfolio Manager of the Fund. Mr. Reinmuth is responsible for making all investment decisions for the Fund. Mr. Reinmuth has been employed as Chief Investment Officer of the Fund since September 2002 and Vice President of Investments of the Adviser since 1999. Stefan Froehlich has served as Vice President of the Fund and Assistant Vice President of the Adviser since 2002.

     INVESTMENT POLICY CHANGES

     The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

          1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

          2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

          3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or the Fund's custodian.

          4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

          5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

          6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

          7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

          8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

          9. The Fund will normally invest at least 80% of its net assets (including borrowings for investment purposes) in European warrants.

     DISCOUNT

     On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

     The Fund currently intends to repurchase shares of the Fund on the open market if Fund management believes such action is in the best interest of the Fund. There can be no assurance that the Fund will repurchase any shares of the Fund under any given circumstances.

     QUARTERLY EARNINGS RELEASE

     The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

     STOCKHOLDER MEETING RESULTS (UNAUDITED)

     The Fund held its annual meeting of stockholders on June 25, 2003. 14,585,366.037 common shares were outstanding on May 1, 2003, the record date for shares eligible to vote at the meeting. 9,162,967.994 (62.823% of the record date common shares) were represented at the meeting. The matters below were voted by the stockholders. Stockholders did not approve Proposal II.

PROPOSAL I: The election of Bernard Spilko and Harvey Kaplan as Class III Directors of the Fund.

     NOMINEES FOR CLASS III DIRECTOR       NUMBER OF SHARES
     ELECTED BY ALL SHAREHOLDERS       AFFIRMATIVE   WITHHELD
     -------------------------------   -----------   ---------
     Bernard Spilko                     7,427,585    1,735,383
     Harvey Kaplan                      8,093,890    1,069,079

Messrs. Antoine Bernheim, Thomas J. Gibbons, Robert S. Matthews, and Martin Vogel continue in office as directors.

PROPOSAL II: Revision of the fundamental investment policy of the Fund regarding concentration.

     Affirmative        3,320,220
     Against              916,306
     Abstain               64,271
     Broker Non-votes   4,862,171

     A Special Meeting of Stockholders ("Special Meeting") of the Fund was held on March 24, 2004. The Special Meeting has been adjourned to another date to permit stockholders further time to respond to the solicitation of proxies. The purpose of the Special Meeting is to ask stockholders to consider the following proposals: election of directors if the conversion (as defined below) occurs, approval of conversion of the fund from a closed-end investment company to an open-end investment company (the "conversion"), approval of revisions to investment objective and certain fundamental investment policies to take effect upon the conversion, approval of 12b-1 plan to take effect upon the conversion, and approval of new investment advisory agreement to take effect upon the conversion. These proposals are more fully described in the Proxy Statement, dated February 11, 2004.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust Company ("IBT") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the

Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

     DIVIDEND REINVESTMENT PRIVILEGE

     Under the Fund's Dividend Reinvestment Privilege (the "Reinvestment Privilege"), a shareholder who is not otherwise participating in the Dividend Reinvestment and Cash Purchase Plan will have all distributions to which the Reinvestment Privilege applies reinvested automatically by IBT as agent under the Reinvestment Privilege, unless the shareholder elects to receive cash.

     Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable either in shares of Common Stock ("Shares") or cash, the Fund will send shareholders who are not otherwise participating in the Plan a notice (the "Notice") indicating a distribution payable in cash or additional Shares issued by the Fund. Shareholders who are not otherwise participating in the Plan will be given the option to receive the distribution in additional Shares or cash, net of any applicable U.S. withholding tax. Shareholders who desire to receive the distribution in additional Shares need do nothing further. Shareholders who desire the distribution in cash must notify the Fund in the form specified in the Notice. Any cash payments will be paid by the Fund in U.S. dollars by check, mailed directly to the Shareholder by IBT as the Fund's dividend paying agent.

     Whenever market price per Share is equal to or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, the Fund will issue new Shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price of the Shares on the valuation date, then valued at 95% of the market price. If net asset value of the Shares on the valuation date exceeds the market price of Shares on that date, participants will receive Shares from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues Shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, participants in the Reinvestment Privilege will receive cash while participants in the Dividend Reinvestment and Cash Purchase Plan will receive the distribution as provided for in such Plan.

     IBT will confirm in writing to the shareholder each acquisition made for her or his account as soon as practicable but not later than 60 days after the date thereof. Although the shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to the shareholder's account under the Reinvestment Privilege, IBT will adjust for any such undivided fractional interest in cash at the market value of the shares at the time of termination. Any stock dividends or split Shares distributed by the Fund on Shares held by IBT for the shareholder will be credited to the shareholder's account.

     The Reinvestment Privilege may be terminated by IBT or the Fund as applied to any dividend or distribution paid subsequent to notice of the termination in writing mailed to the participants in the Reinvestment Privilege at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund. Upon any termination of the Reinvestment Privilege with respect to the reinvestment of dividends and distributions generally, IBT will either (a) issue certificates from the whole Shares credited to the Participant's Plan account and a check representing any fractional Shares or (b) sell the Shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's Shares to cover such amounts.

     These terms and conditions may be amended or supplemented by IBT or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to participants in the Reinvestment Privilege appropriate written notice at least 30 days prior to the effective date thereof. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for shareholders' accounts, all dividends and distributions payable on the Shares held in the shareholders' name or under the Reinvestment Privilege for retention or application by such successor agent as provided in these terms and conditions.

     Information concerning the Reinvestment Privilege may be obtained from IBT at 1-(800) 387-6977.

     PROXY VOTING POLICIES

     A description of the Fund's proxy voting policies and procedures is available without charge, upon request, (1) on the Fund's website
[www.europeanwarrantfund.com], (2) on the Securities and Exchange Commission's website [www.sec.gov], and (3) by calling toll-free at 1-800-387-6977.

THE EUROPEAN WARRANT FUND AS OF MARCH 31, 2004
INVESTMENT MANAGEMENT

THE EUROPEAN WARRANT FUND, INC.

     Disinterested Directors:

                            POSITION(S)   TERM OF OFFICE(1)                                                OTHER
NAME, AGE,                   HELD WITH      AND LENGTH OF           PRINCIPAL OCCUPATION(S)             DIRECTORSHIPS
AND ADDRESS                    FUND          TIME SERVED            DURING THE PAST 5 YEARS           HELD BY DIRECTOR
--------------------------  ------------  -----------------  -------------------------------------  ----------------------
Antoine Bernheim,           Director      Since 1990         President, Dome Capital                None
Age 49                                                       Management, Inc.; Chairman, Dome
405 Park Ave. Ste. 500,                                      Securities Corp.
New York, NY 10022

Thomas J. Gibbons,          Director      Since 1993         President, Cornerstone Associates      None
Age 56                                                       Management (consulting firm).
18 Links Ct.,
Sparta, NJ 07871

Harvey B. Kaplan,           Director      Since 1990         Controller (Chief Financial Officer),  Trustee, Julius Baer
Age 66                                                       Easter Unlimited, Inc. (toy company)   Investment Funds
80 Voice  Road
Carle Place, NY 11514

Robert S. Matthews,         Director      Since 2002         Partner, Matthews & Co. (certified     Trustee, Julius Baer
Age 60                                                       public accountants)                    Investment Funds
331 Madison Avenue,
New York, NY 10017

     Interested Directors:

                            POSITION(S)   TERM OF OFFICE(1)                                                  OTHER
NAME, AGE,                   HELD WITH      AND LENGTH OF           PRINCIPAL OCCUPATION(S)              DIRECTORSHIPS
AND ADDRESS                    FUND          TIME SERVED            DURING THE PAST 5 YEARS            HELD BY DIRECTOR
--------------------------  ------------  -----------------  -------------------------------------  ----------------------
Bernard Spilko, (2)         Director and  Since 1993         General Manager and Senior Vice        Julius Baer
Age 62,                     Chairman                         President of Bank Julius Baer & Co.,   Investment Funds
330 Madison Avenue,                                          Ltd., New York Branch; Managing
New York, NY 10017                                           Director of Julius Baer Securities
                                                             Inc.; Chairman of the Board of
                                                             Trustees of Julius Baer Investment
                                                             Funds

Martin Vogel, (3)           Director      Since 1997         Head of Management and Asset Pooling,  Trustee of Julius Baer
Age 40                                                       Julius Baer Holdings, Ltd., (2002-     Investment Funds
Julius Baer Holdings, Ltd.                                   present); member of Management
Bahnhafstrasse 36                                            Committee, Julius Baer, Ltd. (1996-
Zurich, Switzerland                                          2002).

(1) The term of office for each director is 3 years and until each successor is duly elected and qualified.

(2) Mr. Spilko is deemed to be "interested", as defined in the 1940 Act, because of his position with Julius Baer Securities, Inc., the Fund's Investment Adviser, and with Bank Julius Baer & Co. New York Branch, Ltd., an affiliate of the Adviser.

(3) Mr. Vogel is deemed to be "interested", as defined in the 1940 Act, because of his position with Julius Baer Holdings, Ltd., an affiliate of the Adviser.

     Principal Officers Who are Not Directors:

                        POSITION(S)   TERM OF OFFICE(1)
NAME, AGE,               HELD WITH      AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
AND ADDRESS                 FUND         TIME SERVED                           DURING THE PAST 5 YEARS
---------------------  -------------  ------------------  -----------------------------------------------------------------
Michael Quain,         President and  Since 1997          First Vice President of Julius Baer Investment Management, Inc.
Age 45                 Chief                              (since August 2002); First Vice President of Julius Baer
330 Madison Avenue,    Executive                          Securities Inc.; First Vice President, Bank Julius Baer & Co.,
New York, NY 10017     Officer                            Ltd., New York Branch (1998-2002); President and Chief Executive
                                                          Officer of Julius Baer Investment Funds (!998-present).

Peter Reinmuth,        Vice           Vice President      Vice President of Investments, Julius Baer Securities, Inc.
Age 34                 President and  since 1999;
Bradschenkestrasse 40  Chief          Chief Investment
Postfach CH-8010       Investment     Officer since
Zurich, Switzerland    Officer        2002

Stefan Froehlich,      Vice           Since 2002          Assistant Vice President of Julius Baer Securities Inc., (since
Age 31                 President                          2002); Consultant, the Enrico AG, Zurich, Switzerland
Bradschenkestrasse 40                                     (1998-2002).
Postfach CH-8010
Zurich, Switzerland

Denise Downey,         Vice           Since 2003          First Vice President of Julius Baer Investment Management, Inc.
Age 42                 President                          (since 2002); First Vice President, Head of Product Development,
330 Madison Avenue,                                       Bank Julius Baer (2001-2002); Vice President, Deputy Chief
New York, NY 10017                                        Investment Officer, Bank Julius Baer (1995-2001)

Craig Giunta,          Treasurer,     Treasurer and       Vice President, Julius Baer Investment Management, Inc., (2002-
Age 32                 Secretary      Secretary since     present); Assistant Vice President, Bank Julius Baer & Co., Ltd.,
330 Madison Avenue,    and Chief      2001; Chief         New York Branch (2001-2002); Supervisor of Fund Accounting,
New York, NY 10017     Financial      Financial Officer   Neuberger Berman LLC (1994-2001); Secretary and Treasurer
                       Officer        since 2003          (since 2001) and Chief Financial Officer (since 2003) of
                                                          Julius Baer Investment Funds

Cynthia J. Surprise,   Assistant      Since 1999          Director and Counsel, Investors Bank & Trust Company, (1999-
Age 57                 Secretary                          present); Vice President, State Street Bank and Trust Company,
200 Clarendon St.,                                        (1994-1999).
Boston, MA 02116

Victoria McFarlane,    Assistant      Since 2003          Director, Mutual Fund Administration, Investors Bank & Trust
Age 37                 Treasurer                          Company (2002-present); Manager/Assistant Vice President of
200 Clarendon St.,                                        Fund Treasury for MFS Investment Services (1997-2002).
Boston, MA 02116

(1) The term of office for each officer is one year and until each successor is chosen and duly qualified.

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017
www.europeanwarrantfund.com

This report is sent to the stockholders of The European Warrant Fund, Inc. (the "Fund") for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

ITEM 2. CODE OF ETHICS.

       As of September 24, 2003, the Registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended March 31, 2004, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics is filed with this Form N-CSR under item 11 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

       The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Harvey Kaplan who is "independent" as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, KPMG LLP, for the audit of the Registrant's annual financial statements for 2004 and 2003 were $30,000 and $41,500, respectively.
        (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by KPMG LLP for 2004 or 2003.
        (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for 2004 and 2003 were $4,500 and $4,500, respectively.
        (d) ALL OTHER FEES: KPMG LLP received a fee of $13,500 for 2004 and
            $0 in 2003 in connection with assisting management in documenting their controls over financial reporting, tax consulting, and the review of fair valuation procedures.
        (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
        (e) (2) Not applicable.
        (f) Not applicable.
        (g) Not applicable.
        (h) Not applicable.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

       The registrant has an audit committee. The members of the audit committee are: Antoine Bernheim, Thomas Gibbons, Robert Matthews and Harvey Kaplan.

ITEM 6. SCHEDULE OF INVESTMENTS

       Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

       The registrant's Board of Directors has delegated proxy voting responsibilities to the Adviser subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the registrant's and its shareholder's best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained Institutional Shareholders Services ("ISS") to serve as its proxy service provider and intends to vote in accordance with ISS's recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Fund and the interests of the Adviser or its affiliates. A summary of ISS's Proxy Voting Guidelines is filed with this N-CSR as item 11 (b).

ITEMS 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILITAED PURCHASERS.

       Not applicable to this filing.

ITEMS 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

       Nominees recommended by stockholders will be considered by the Nominating Committee. Recommendations should be submitted in writing to the Secretary of the Fund.

ITEM 10. CONTROLS AND PROCEDURES.

       (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

       (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a) Code of ethics attached

     (b) Proxy voting policies attached

     (c) Certifications attached

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       European Warrant Fund
             -------------------------------------------------------------------

By (Signature and Title)  /s/ Michael Quain
                        --------------------------------------------------------
                                     Michael Quain, President and Chief
                                     Executive Officer

Date      06/04/2004
       ---------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) * /s/ Craig Giunta
                          ------------------------------------------------------
                                                Craig Giunta,
                                Treasurer, Secretary and Chief Financial Officer

Date      06/04/2004
       ---------------------------

By (Signature and Title) *  /s/ Michael Quain
                           -----------------------------------------------------
                                          Michael Quain, President and Chief
                                                         Executive Officer

Date      06/04/2004
       ---------------------------

* Print the name and title of each signing officer under his or her signature.